UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO.1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2009 (December 24, 2008)

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Explanatory Note:  This Amendment No. 1 amends the Current Report on Form 8-K of Bioanalytical Systems Inc. (the “Company”) dated December 24, 2008, reporting under Item 2.02 that the Registrant had issued a press release announcing results for the three and twelve months of fiscal 2008 ending on September 30, 2008 (the “Press Release”).  This Amendment No. 1 amends the Current Report on Form 8-K dated December 24, 2008 by correcting the unaudited summary financial information included in Exhibit 99.1.  As originally filed, Exhibit 99.1 incorrectly stated the Company’s Income tax provision (benefit).  This affected the Company’s Net income (loss) from continuing operations, Net loss from discontinued operations, Net income (loss) and Basic and Diluted earnings per share from continuing and discontinued operations.  The Company has subsequently issued a new press release containing adjusted unaudited summary financial information, a copy of which is included as Exhibit 99.2, hereof.

The information provided in Item 2.02 and Item 9.01 of this Form 8-K is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934. The information in Item 2.02 and Item 9.01 of this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or otherwise subject to the liabilities of that Section.

Item 2.02. Results of Operations and Financial Condition.

As previously disclosed, on December 24, 2008, Bioanalytical Systems Inc. (the “Company”) issued a press release (the “December 24 Press Release”) announcing results for the three and twelve months of fiscal 2008, ending September 30, 2008.  The December 24 Press Release incorrectly stated the Company’s income tax provision for the fourth quarter and fiscal year 2008. On January 14, 2009, the Company issued a second press release (the “January 14 Press Release”) adjusting the income tax provision (benefit) for the fourth quarter and fiscal year 2008.  This adjustment affected Net income (loss) from continuing operations, Net loss from discontinued operations, Net income (loss) and Basic and Diluted earnings per share from continuing and discontinued operations, all of which have been revised in the second press release.  The Company is filing this Amendment to Current Report on Form 8-K to include the January 14 Press Release.

The January 14 Press Release is attached to this Current Report as Exhibit 99.2 and is incorporated into this Item 2.02 by reference. The information contained in this Item 2.02, including the information set forth in the press releases filed as Exhibits 99.1 and 99.2 to, and incorporated in, this Current Report is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibits 99.1 and 99.2 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Bioanalytical Systems, Inc. press release, issued December 24, 2008 (incorporated by reference to Exhibit 99.1 to Form 8-K filed December 24, 2008).

99.2	Bioanalytical Systems Inc. press release, issued January 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: January 14, 2009	By:	/s/ Michael R. Cox
Michael R. Cox
Vice President, Finance and Administration, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Bioanalytical Systems, Inc. press release, issued December 24, 2008(incorporated by reference to Exhibit 99.1 to Form 8-K filed December 24, 2008).

99.2	Bioanalytical Systems Inc. press release, issued January 14, 2009.